Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF DECEMBER
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Lusican P. Spataro                                                   CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Lucian P. Spataro
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                               MONTH: DECEMBER

                           RECEIPTS AND DISBURSEMENTS

AMOUNTS REPORTED SHOULD BE                            BANK ACCOUNTS
PER THE DEBTOR'S BOOKS,                SUNRISE        SUNRISE PMTS
not per the bank statement            OPERATING          MADE BY
                                    #052-978-7889       TESSERACT        TOTAL
                                    -------------       ---------        -----
ACCOUNT BALANCE -
BEGINNING OF MONTH                            --                              --
RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS    558,124.80      577,523.11    1,135,647.91
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                 558,124.80      577,523.11    1,135,647.91

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS      558,124.80                      558,124.80
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU                       577,523.11      577,523.11
  OTHER (ATTACH LIST)                                                         --

REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                          --
  ACCOUNTANT FEES                                                        --
  OTHER PROFESSIONAL FEES                                                --
  U.S. TRUSTEE QUARTERLY FEE                                             --
  COURT COSTS                                                            --
TOTAL DISBURSEMENTS                   558,124.80      577,523.11    1,135,647.91

ACCOUNT BALANCE - END OF MONTH                --              --              --

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                    1,135,647.91
       LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                              --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:               1,135,647.91

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                     For the Month Ending December 31, 2000


REVENUE
Tuition and Fees Revenue                                          $1,136,154.31
Government Revenue                                                    68,825.00
Food Revenue                                                           3,571.15
Discounts                                                           (219,657.46)
Refunds/Returns                                                         (187.40)
                                                                  -------------
Total Revenue                                                        988,705.60
                                                                  -------------
OPERATIONAL COSTS
Salaries and Wages                                                   491,390.35
Taxes and Benefits                                                    60,073.83
Classroom Expenses                                                    12,375.31
Food Programs Expense                                                 52,996.74
Transportation Expenses                                                9,754.61
Maintenance Expense                                                   55,321.42
Insurance Expense                                                      3,271.70
Rent Expense                                                         239,380.37
Security Services Expense                                              1,447.18
Personal Property Tax Expense                                          1,769.64
Real Property Tax Expense                                              6,348.25
Utilities Expense                                                     26,931.08
                                                                  -------------
Total Operational Costs                                              961,060.48
                                                                  -------------
GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                           6,230.44
Bad Debt Expense                                                       2,882.15
Bank Charges/Processing Fees-A                                        13,722.21
Consultant Fees Expense                                                      --
Licenses & Fees Expense                                                1,496.80
Office/School Supplies Expense                                         1,621.40
Postage and Printing Expense                                             276.07
Pre-Employment Expense                                                 1,659.83
Telephone Expense                                                      7,701.79
Travel Expense                                                            74.80
Allocated Corporate Overhead                                         112,064.00
Other Expenses                                                         1,792.77
                                                                  -------------
Total General and Administrative Expenses                            149,522.26
                                                                  -------------

Other Income                                                              36.00
                                                                  -------------

Net Interest and Other Income (Expense)                                   36.00
                                                                  -------------

Depreciation Expense                                                  42,016.97
                                                                  -------------

Total Depreciation and Amortization                                   42,016.97
                                                                  -------------
Reorganization Expenses
Professional Fees Allocated                                            7,849.00
                                                                  -------------

Total Reorganization Expenses                                          7,849.00
                                                                  -------------

Net Loss                                                          $ (171,707.11)
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                December 31, 2000

ASSETS

Current Assets
Cash and Cash Equivalents                                         $    9,700.00
Accounts Receivable, net                                             572,872.45
Prepaid Rent                                                         245,360.56
Other Current Assets                                                  17,326.16
                                                                  -------------
Total Current Assets                                                 845,259.17
                                                                  -------------

Due From Tesseract                                                   635,085.28
Property and Equipment, net                                        1,126,146.98
Deposits and Other Assets                                            168,276.86
                                                                  -------------

Total Assets                                                      $2,774,768.29
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                  $   99,831.55
Checks in Process of Collection                                       24,327.95
Payroll and Related Accruals                                         451,044.64
Deferred Revenue and Tuition Deposits                                 95,200.96
                                                                  -------------
Total Current Liabilities                                            670,405.10
                                                                  -------------

Pre-Petition Liabilities
Accounts Payable                                                     649,021.77
Other Current Liabilities                                            125,323.49
Long-Term Debt                                                       231,585.65
                                                                  -------------
Total Pre-Petition Liabilities                                     1,005,930.91
                                                                  -------------

Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          201,885.17
                                                                  -------------
Total Long-Term Liabilities                                          345,546.51
                                                                  -------------

Total Liabilities                                                  2,021,882.52
                                                                  -------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,143,556.57
Post Petition Retained Deficit                                      (390,670.80)
                                                                  -------------

Total Shareholders' Equity                                           752,885.77
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,774,768.29
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB

                                STATUS OF ASSETS


                                                0-30        31-60         60+
ACCOUNTS RECEIVABLE                TOTAL        DAYS         DAYS         DAYS
                                   -----        ----         ----         ----
TOTAL ACCOUNTS RECEIVABLE         572,872      470,036      52,093       50,744
  LESS: AMOUNT CONSIDERED
         UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)         572,872      470,036      52,093       50,744


                                 SCHEDULED                             CURRENT
FIXED ASSETS                      AMOUNT      ADDITIONS   DELETIONS     AMOUNT
                                  ------      ---------   ---------     ------
REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT     1,020,140       56,214                1,076,355
ACCUMULATED DEPRECIATION         (413,993)     (51,486)   (465,479)
NET BUILDINGS/PLANT               606,147        4,728          --      610,875

EQUIPMENT                         755,300       24,266     779,566
ACCUMULATED DEPRECIATION         (511,115)     (51,467)   (562,582)
NET EQUIPMENT                     244,186      (27,201)         --      216,984

AUTOS & VEHICLES                  953,839      953,839
ACCUMULATED DEPRECIATION         (625,670)     (29,881)   (655,551)
NET AUTOS & VEHICLES              328,170      (29,881)         --      298,288

CASE NUMBER: B-00-10939-ECF-RTB

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS


     POSTPETITION
  UNPAID OBLIGATIONS              TOTAL       0-30     31-60     61-90      91+
  ------------------              -----       ----     -----     -----      ---
ACCOUNTS PAYABLE                  99,831     94,792    4,599      440
TAXES PAYABLE                     45,565     45,565
ACCRUED PAYROLL AND BENEFITS     405,480    405,480
PREPAID TUITION                   95,201     95,201
SECURED DEBT
OUTSTANDING A/P CHECKS            24,328     24,328
OTHER (ATTACH LIST)
                                 -------    -------    -----      ---      ---
TOTAL POST-PETITION
     LIABILITIES                 670,405    665,366    4,599      440       --
                                 =======    =======    =====      ===      ===

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                 AMOUNT PD            TOTAL PD
NAME              REASON FOR PAYMENT            THIS MONTH            TO DATE
----              ------------------            ----------            -------
NONE


TOTAL PAYMENTS TO INSIDERS                             --                   --

                                  PROFESSIONALS

         DATE OF COURT                                                   TOTAL
       ORDER AUTHORIZING    AMOUNT         AMOUNT      TOTAL PAID       INCURRED
NAME       PAYMENT         APPROVED         PAID        TO DATE         & UNPAID
----       -------         --------         ----        -------         --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB

                                   CASE STATUS

QUESTIONNAIRE
                                                              YES          NO
                                                              ---          --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO


CURRENT NUMBER OF EMPLOYEES: 479


INSURANCE
                     CARRIER AND     PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER    COVERED      DATE         & FREQUENCY
--------------      -------------    -------      ----         -----------
Gen Liability        CLI0018811       3/1/00     3/1/01     39,208.72 /month
Auto Liability       BAP0708409       5/1/00     3/1/01     Included above
Excess Liability     UMI0000552       3/1/00     3/1/01     Included above
Workers Comp         307512-4        12/1/00   11/30/01     Monthly as a % of PR
Gen Liability        CLI0018810       3/1/00     3/1/01     Included above
Blanket Contents     59UUNGG2042      5/1/00     3/1/01     Included above

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                        $   83,543.20
                                                                  -------------

Cash In:  Telecheck                                               $  175,489.08
          Credit Card Deposit (Preschools)                           419,236.21
          Regular Deposits (Preschools)                              455,947.84
                                                                  -------------
Daily Cash In:                                                    $1,050,673.13


Cash Out: Preschool A/P                                           $  558,124.80
          Preschool Payroll                                          480,749.52
          Corporate A/P (allocated)                                   96,773.59
          Preschool NSF                                                2,017.70
                                                                  -------------
Daily Cash Out:                                                   $1,137,665.61
                                                                  -------------

Net Cash In/Out:                                                  $  (86,992.48)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $   (3,449.28)
                                                                  =============

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

Ranges:             From:           To:                                 From:        To:
Check Number        First           Last              Check Date        12/1/00      12/31/00
Vendor ID           First           Last              Checkbook ID      First        Last
Vendor Name         First           Last
Sorted By:          Check Number
* Voided Checks
                                                                                                       Audit
Check Number          Vendor ID       Vendor Check Name                Check Date  Checkbook ID     Trail Code     Amount
------------          ---------       -----------------                ----------  ------------     ----------     ------
100012176             SOUGAS000       SOUTHWEST GAS CORPORATION          12/1/00     OPERATING     PMCHK00000021     $146.02
100012177             CANLIF000       CANADA LIFE INSURANCE              12/1/00     OPERATING     PMCHK00000022  $10,778.92
100012178             SRTA INV000     STAR INVENTORY SERVICES, L.L.C     12/1/00     OPERATING     PMTRX00000041   $5,480.50
100012179             QWECOM000       QWEST COMMUNICATIONS SERVICES      12/4/00     OPERATING     PMTRX00000042  $11,990.00
100012180             AFTCOU000       AFTERMATH COURIER SERVICE          12/5/00     OPERATING     PMCHK00000023     $267.00
100012181             APS200000       APS-2907                           12/5/00     OPERATING     PMCHK00000023  $11,114.29
100012182             ARIAIR000       ARIZONA AIR-SCENT                  12/5/00     OPERATING     PMCHK00000023   $1,385.53
100012183             ARIPEN000       ARIZONA PENNYSAVER                 12/5/00     OPERATING     PMCHK00000023     $672.00
100012184             ARIREP000       ARIZONA REPUBLIC                   12/5/00     OPERATING     PMCHK00000023     $448.90
100012185             ARRDRI000       ARROWHEAD DRINKING WATER           12/5/00     OPERATING     PMCHK00000023     $257.28
100012186             AT&T78522       AT&T - 78225                       12/5/00     OPERATING     PMCHK00000023     $194.87
100012187             AZCON0000       AZ CONSTRUCTION AND MAINTENANC     12/5/00     OPERATING     PMCHK00000023     $387.36
100012188             BELVIS000       BELLA VISTA WATER COMPANY          12/5/00     OPERATING     PMCHK00000023      $92.17
100012189             BRICOM000       BRIXTON COMMERCIAL CLEANING        12/5/00     OPERATING     PMCHK00000023   $1,000.00
100012190             BRU000000       BRUBAKER,JULIE                     12/5/00     OPERATING     PMCHK00000023     $104.78
100012192             CITCHAUT1       CITY OF CHANDLER - UTILITIES       12/5/00     OPERATING     PMCHK00000023     $207.82
100012193             CITGLEUTI       CITY OF GLENDALE - UTILITIES       12/5/00     OPERATING     PMCHK00000023     $387.02
100012194             CITMESUTI       CITY OF MESA - UTILITIES - 187     12/5/00     OPERATING     PMCHK00000023     $427.22
100012195             CITPEOUTI       CITY OF PEORIA - UTILITIES         12/5/00     OPERATING     PMCHK00000023     $329.93
100012196             CITPHOWAT       CITY OF PHOENIX (WATER SVCS)29     12/5/00     OPERATING     PMCHK00000023     $720.26
100012197             CITSIEVI2       CITY OF SIERRA VISTA               12/5/00     OPERATING     PMCHK00000023     $198.13
100012198             CITTEM296       CITY OF TEMPE - 29617              12/5/00     OPERATING     PMCHK00000023     $214.75
100012199             CLS000000       CLS/CLEANWAY                       12/5/00     OPERATING     PMCHK00000023  $22,298.45
100012200             COCCOU000       COCHISE COUNTY HEALTH AD SOCIA     12/5/00     OPERATING     PMCHK00000023     $251.00
100012201             CON000000       CONCENTRA                          12/5/00     OPERATING     PMCHK00000023     $420.00
100012202             COUCHE000       COURTESY CHEVROLET                 12/5/00     OPERATING     PMCHK00000023   $7,963.16
100012203             CREFUN000       CREATIVE FUNDING                   12/5/00     OPERATING     PMCHK00000023     $822.97
100012204             CROBAN000       CROWN BANK LEASING                 12/5/00     OPERATING     PMCHK00000023     $507.26
100012205             DYCNAN000       DYCK, NANCY                        12/5/00     OPERATING     PMCHK00000023      $74.43
100012206             EARCOM000       EARLYCHILDHOOD.COM                 12/5/00     OPERATING     PMCHK00000023     $101.99
100012207             ECO000000       ECOLAB                             12/5/00     OPERATING     PMCHK00000023     $324.08
100012208             ELEWES000       ELECTRONICS WEST, INC.             12/5/00     OPERATING     PMCHK00000023      $75.00
100012209             FREMEY000       FRED MEYERS                        12/5/00     OPERATING     PMCHK00000023     $740.97
100012210             GECAP0003       GE CAPITAL                         12/5/00     OPERATING     PMCHK00000023     $347.08
100012211             HEASAV000       HEART SAVERS                       12/5/00     OPERATING     PMCHK00000023     $360.00
100012212             HONINC001       HONEYWELL INC 5114                 12/5/00     OPERATING     PMCHK00000023   $1,174.66
100012213             HORDIS000       HORIZON DISTRIBUTION               12/5/00     OPERATING     PMCHK00000023      $67.91
100012214             IKOOFF001       IKON OFFICE SOLUTION (AZ)          12/5/00     OPERATING     PMCHK00000023   $1,640.44
100012215             IROMOU000       IRON MOUNTAIN                      12/5/00     OPERATING     PMCHK00000023     $755.04
100012216             JAKBRE000       JAKE BREAK CAFE                    12/5/00     OPERATING     PMCHK00000023   $1,348.05
100012217             JESJEA000       JEANNIE JESSON                     12/5/00     OPERATING     PMCHK00000023      $42.50
100012218             JIFLUB001       JIFFY LUBE                         12/5/00     OPERATING     PMCHK00000023     $235.05
100012219             JL0HAM000       JL HAMMETT CO-  NO                 12/5/00     OPERATING     PMCHK00000023     $400.01
100012220             KNO000000       KNOTT,MARILYN                      12/5/00     OPERATING     PMCHK00000023     $297.60
100012221             LAKLEA000       LAKESHORE LEARNING MATERIALS       12/5/00     OPERATING     PMCHK00000023  $12,400.98
100012222             LPS000000       LPS.CO                             12/5/00     OPERATING     PMCHK00000023     $143.62
100012223             MARPUB000       MARCOA PUBLISHING INC              12/5/00     OPERATING     PMCHK00000023     $965.79
100012224             MONVAL000       MONKS, VALERIE                     12/5/00     OPERATING     PMCHK00000023     $240.56
100012225             NOPMIK000       MIKE NOPPENBERG                    12/5/00     OPERATING     PMCHK00000023   $2,000.00
100012226             NYBSHE000       SHELLEY NYBERG                     12/5/00     OPERATING     PMCHK00000023     $320.03
100012227             OPECLE000       OPEN WORKS                         12/5/00     OPERATING     PMCHK00000023   $1,170.00
100012228             PACALA000       PACIFIC ALARMS COMPANY             12/5/00     OPERATING     PMCHK00000023   $1,375.00
100012229             PARBIL000       BILL PARKS                         12/5/00     OPERATING     PMCHK00000023      $59.60
100012230             PROUSA000       PROFORCE USA                       12/5/00     OPERATING     PMCHK00000023  $14,896.94
100012231             RANKAT000       RANDALL, KATHY                     12/5/00     OPERATING     PMCHK00000023     $287.36
100012232             REGMAR000       REGENCY MARKETING CONCEPTS         12/5/00     OPERATING     PMCHK00000023     $199.00
100012233             ROCARC000       ROCKWOOD ARCHITECTURE              12/5/00     OPERATING     PMCHK00000023     $170.00
100012234             SLAJAC000       JACK SLATE                         12/5/00     OPERATING     PMCHK00000023   $2,000.00
100012235             SMIHEI000       HEIDI-LYN SMITH                    12/5/00     OPERATING     PMCHK00000023     $128.38
100012236             SRP2950         SRP2950                            12/5/00     OPERATING     PMCHK00000023   $5,724.53
100012237             STUDEB000       STUBBS, DEBORAH A.                 12/5/00     OPERATING     PMCHK00000023      $28.21
100012238             SULSPR000       SULPHUR SPRINGS ELECTRIC           12/5/00     OPERATING     PMCHK00000023   $2,451.06
100012239             TATRAN000       TATUM RANCH                        12/5/00     OPERATING     PMCHK00000023      $40.00
100012240             TERINT000       TERMINEX INTERNATIONAL             12/5/00     OPERATING     PMCHK00000023   $1,026.00
100012241             THUMOU000       THUNDER MOUNTAIN CLEANING SERV     12/5/00     OPERATING     PMCHK00000023   $2,467.15
100012242             TOOLOR000       LORI TOOLEY                        12/5/00     OPERATING     PMCHK00000023     $168.08
100012243             TOWOF0002       TOWN OF GILBERT - UTILITIES        12/5/00     OPERATING     PMCHK00000023     $949.00

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

Ranges:             From:           To:                                 From:        To:
Check Number        First           Last              Check Date        12/1/00      12/31/00
Vendor ID           First           Last              Checkbook ID      First        Last
Vendor Name         First           Last
Sorted By:          Check Number
* Voided Checks

                                                                                                       Audit
Check Number          Vendor ID       Vendor Check Name                Check Date  Checkbook ID     Trail Code     Amount
------------          ---------       -----------------                ----------  ------------     ----------     ------
100012244             U0CWIN000       U-C WINDOW CLEANING                12/5/00     OPERATING     PMCHK00000023    $1,300.32
100012245             UNIPAR000       UNITED PARCEL SERVICE-UPS          12/5/00     OPERATING     PMCHK00000023       $62.06
100012246             US0WES003       US WEST COMMUNICATIONS-29060       12/5/00     OPERATING     PMCHK00000023    $5,994.98
100012247             VEL000000       VELA,DANA                          12/5/00     OPERATING     PMCHK00000023      $971.83
100012248             WESINN000       WESTERN INNOVATIONS INC            12/5/00     OPERATING     PMCHK00000023    $6,794.00
100012249             WHIMOU000       WHITE MOUN. APACHE TRIBE           12/5/00     OPERATING     PMCHK00000023      $123.00
100012250             WICPIL000       WICK PILCHER INSURANCE, INC.       12/5/00     OPERATING     PMCHK00000023       $40.00
100012252             FRYELE000       FRY'S ELECTRONICS                  12/6/00     OPERATING     PMCHK00000024    $2,197.78
100012253             US0BAN000       US BANK NATIONAL ASSOCIAT-401K     12/6/00     OPERATING     PMCHK00000025    $2,691.33
100012254             US0FOO000       US FOODSERVICE                     12/7/00     OPERATING     PMCHK00000026   $11,780.25
100012255             CITTEM296       CITY OF TEMPE - 29617              12/7/00     OPERATING     PMCHK00000027      $500.00
100012256             ARICHI000       ARIZONA CHILD CARE ASSOC.          12/7/00     OPERATING     PMCHK00000028    $2,100.00
100012257             ARIREP000       ARIZONA REPUBLIC                   12/7/00     OPERATING     PMCHK00000028      $944.00
100012258             BENSUM000       SUMMER BENNER                      12/7/00     OPERATING     PMCHK00000028      $100.00
100012259             CASELI000       ELIZABETH CASON                    12/7/00     OPERATING     PMCHK00000028      $335.98
100012260             CONPLA000       CONSOLIDATED PLASTICS CO.          12/7/00     OPERATING     PMCHK00000028    $2,394.00
100012261             GARLYN000       LYNN GARSHA                        12/7/00     OPERATING     PMCHK00000028      $174.32
100012263             KRATER000       TERRILYNN KRAMER                   12/7/00     OPERATING     PMCHK00000028      $479.74
100012264             MITTON000       TONYA MITCHELL                     12/7/00     OPERATING     PMCHK00000028      $318.73
100012265             MURKEL000       KELLY MURPHY                       12/7/00     OPERATING     PMCHK00000028      $492.10
100012266             SANSHE000       SHEILA SANVILLE                    12/7/00     OPERATING     PMCHK00000028      $437.27
100012267             THORAE000       THOMAS, RAE ANN                    12/7/00     OPERATING     PMCHK00000028      $163.63
100012268             US0FOO000       US FOODSERVICE                    12/14/00     OPERATING     PMCHK00000029   $14,878.87
100012269             AZCON0000       AZ CONSTRUCTION AND MAINTENANC    12/15/00     OPERATING     PMCHK00000030    $4,581.56
100012270             ACTENT000       ACTION ENTRANCE, INC.             12/15/00     OPERATING     PMCHK00000031      $419.25
100012271             AFTCOU000       AFTERMATH COURIER SERVICE         12/15/00     OPERATING     PMCHK00000031      $337.00
100012272             APS200000       APS-2907                          12/15/00     OPERATING     PMCHK00000031      $885.95
100012273             ARIAIR000       ARIZONA AIR-SCENT                 12/15/00     OPERATING     PMCHK00000031      $237.56
100012274             AROTHE000       AROUND THE LOCK                   12/15/00     OPERATING     PMCHK00000031       $96.00
100012275             ARRDRI000       ARROWHEAD DRINKING WATER          12/15/00     OPERATING     PMCHK00000031      $267.28
100012276             AT&TPHO00       AT&T PHOENIX-78225                12/15/00     OPERATING     PMCHK00000031       $33.05
100012277             AZCON0000       AZ CONSTRUCTION AND MAINTENANC    12/15/00     OPERATING     PMCHK00000031    $1,849.48
100012278             BANKAR000       KAREN BANNEN                      12/15/00     OPERATING     PMCHK00000031      $372.00
100012279             BRICOM000       BRIXTON COMMERCIAL CLEANING       12/15/00     OPERATING     PMCHK00000031    $1,775.00
100012280             CITMESUTI       CITY OF MESA - UTILITIES - 187    12/15/00     OPERATING     PMCHK00000031      $689.06
100012281             CITPEOUTI       CITY OF PEORIA - UTILITIES        12/15/00     OPERATING     PMCHK00000031      $389.03
100012282             CITPHO296       CITY OF PHOENIX  29663            12/15/00     OPERATING     PMCHK00000031       $52.99
100012283             CITSIEVI2       CITY OF SIERRA VISTA              12/15/00     OPERATING     PMCHK00000031      $198.13
100012284             CITTEM296       CITY OF TEMPE - 29617             12/15/00     OPERATING     PMCHK00000031      $437.18
100012285             CITPHO296       CITY OF PHOENIX  29663            12/15/00     OPERATING     PMCHK00000031      $281.81
100012286             CITPHOTAX       CITY OF PHOENIX, ARIZONA          12/15/00     OPERATING     PMCHK00000031       $50.00
100012287             CITPHOTAX       CITY OF PHOENIX, ARIZONA          12/15/00     OPERATING     PMCHK00000031       $50.00
100012288             CITPHOTAX       CITY OF PHOENIX, ARIZONA          12/15/00     OPERATING     PMCHK00000031       $50.00
100012289             CITPHOTAX       CITY OF PHOENIX, ARIZONA          12/15/00     OPERATING     PMCHK00000031       $50.00
100012290             CON000000       CONCENTRA                         12/15/00     OPERATING     PMCHK00000031      $257.00
100012291             CREFUN000       CREATIVE FUNDING                  12/15/00     OPERATING     PMCHK00000031      $395.07
100012292             DAIMAR000       DAILEY, MARGE                     12/15/00     OPERATING     PMCHK00000031      $191.66
100012295             EARCOM000       EARLYCHILDHOOD.COM                12/15/00     OPERATING     PMCHK00000031      $108.11
100012296             ECO000000       ECOLAB                            12/15/00     OPERATING     PMCHK00000031      $242.99
100012297             EXTCLE000       EXTRACTION CLEANING COMPANY       12/15/00     OPERATING     PMCHK00000031    $1,320.00
100012298             FRYFOO000       FRY'S FOOD STORES                 12/15/00     OPERATING     PMCHK00000031      $204.29
100012299             GECAP0003       GE CAPITAL                        12/15/00     OPERATING     PMCHK00000031      $950.40
100012300             GLATER000       TERANCE GLAZE                     12/15/00     OPERATING     PMCHK00000031      $242.40
100012301             HEAIMC000       HEALTHSOUTH IMC  INC-PHOENIX      12/15/00     OPERATING     PMCHK00000031      $125.00
100012302             IKOOFF001       IKON OFFICE SOLUTION (AZ)         12/15/00     OPERATING     PMCHK00000031      $139.07
100012303             IROMOU000       IRON MOUNTAIN                     12/15/00     OPERATING     PMCHK00000031       $82.50
100012304             JAKBRE000       JAKE BREAK CAFE                   12/15/00     OPERATING     PMCHK00000031    $1,686.68
100012305             LAKLEA000       LAKESHORE LEARNING MATERIALS      12/15/00     OPERATING     PMCHK00000031    $3,572.02
100012306             LUCKAT000       KATHY LUCAS                       12/15/00     OPERATING     PMCHK00000031       $14.26
100012308             MONROX000       MONTANEZ, ROXANN                  12/15/00     OPERATING     PMCHK00000031       $60.76
100012309             NIMTAM000       TAMIENE NIMS                      12/15/00     OPERATING     PMCHK00000031      $105.50
100012310             OPECLE000       OPEN WORKS                        12/15/00     OPERATING     PMCHK00000031    $2,340.00
100012311             PACALA000       PACIFIC ALARMS COMPANY            12/15/00     OPERATING     PMCHK00000031      $713.00
100012312             PETSTA000       STACEY PETO                       12/15/00     OPERATING     PMCHK00000031       $50.53
100012313             PROUSA000       PROFORCE USA                      12/15/00     OPERATING     PMCHK00000031   $17,860.31
100012314             SLAJAC000       JACK SLATE                        12/15/00     OPERATING     PMCHK00000031    $1,652.43
100012315             SRP2950         SRP2950                           12/15/00     OPERATING     PMCHK00000031    $6,108.17
100012316             TOOLOR000       LORI TOOLEY                       12/15/00     OPERATING     PMCHK00000031       $34.10
100012317             TOSEAS000       TOSHIBA EASY LEASE                12/15/00     OPERATING     PMCHK00000031      $146.09
100012318             US0WES003       US WEST COMMUNICATIONS-29060      12/15/00     OPERATING     PMCHK00000031    $5,388.44
100012319             WASMAN000       WASTE MANAGEMENT OF DENVER        12/15/00     OPERATING     PMCHK00000031    $1,403.18
100012320             WESVAL000       WEST VALLEY VIEW                  12/15/00     OPERATING     PMCHK00000031      $259.50
100012321             ARIAIR000       ARIZONA AIR-SCENT                 12/19/00     OPERATING     PMCHK00000032      $322.49
100012322             CENLEA000       CENTENNIAL LEASING & SALES INC    12/19/00     OPERATING     PMCHK00000032      $408.65

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

Ranges:             From:           To:                                 From:        To:
Check Number        First           Last              Check Date        12/1/00      12/31/00
Vendor ID           First           Last              Checkbook ID      First        Last
Vendor Name         First           Last
Sorted By:          Check Number
* Voided Checks

                                                                                                       Audit
Check Number          Vendor ID       Vendor Check Name                Check Date  Checkbook ID     Trail Code     Amount
------------          ---------       -----------------                ----------  ------------     ----------     ------
100012323             CON000000       CONCENTRA                         12/19/00     OPERATING     PMCHK00000032      $625.00
100012324             COUCHE000       COURTESY CHEVROLET                12/19/00     OPERATING     PMCHK00000032    $9,529.97
100012325             HOMDEP000       HOME DEPOT                        12/19/00     OPERATING     PMCHK00000032    $4,287.76
100012326             IROMOU000       IRON MOUNTAIN                     12/19/00     OPERATING     PMCHK00000032      $755.04
100012327             JIFLUB001       JIFFY LUBE                        12/19/00     OPERATING     PMCHK00000032      $102.99
100012328             STAFUN000       STATE FUND COMPENSATION           12/19/00     OPERATING     PMCHK00000032    $3,843.00
100012329             TERINT000       TERMINEX INTERNATIONAL            12/19/00     OPERATING     PMCHK00000032      $923.00
100012330             THORAE000       THOMAS, RAE ANN                   12/19/00     OPERATING     PMCHK00000032        $8.85
100012331             US0WES003       US WEST COMMUNICATIONS-29060      12/19/00     OPERATING     PMCHK00000032    $2,196.24
100012332             DISSCH000-B     DISCOUNT SCHOOL SUPPLY            12/20/00     OPERATING     PMCHK00000033    $5,872.86
100012333             4DPROP000       4D PROPERTIES                     12/20/00     OPERATING     PMCHK00000034   $11,772.03
100012334             ANCVIL000       ANCALA VILLAGE SHOPPING CENTER    12/20/00     OPERATING     PMCHK00000034   $16,622.87
100012335             BUI70U000       BUILDING 7 UNION HILLS LLC        12/20/00     OPERATING     PMCHK00000034    $7,626.51
100012336             DERENT000       DER ENTERPRISES LLP               12/20/00     OPERATING     PMCHK00000034   $15,132.93
100012337             DIVINS000       DIVALL INSURED INCOME PROP INC    12/20/00     OPERATING     PMCHK00000034   $11,418.37
100012338             FIDCON000       FIDELITY CONTRACT SERVICES,INC    12/20/00     OPERATING     PMCHK00000034   $16,481.08
100012339             JONEAR000       EARL JONES                        12/20/00     OPERATING     PMCHK00000034   $10,821.18
100012340             MCCVEN003       MCCLINTOCK VENTURE LC             12/20/00     OPERATING     PMCHK00000034   $13,067.25
100012341             MESDEV000       MESA DEVELOPMENT INC              12/20/00     OPERATING     PMCHK00000034   $12,568.84
100012342             PEOINV000       PEORIA INVESTMENTS INC            12/20/00     OPERATING     PMCHK00000034   $18,202.23
100012343             SANVIL003       SANTIAGO VILLA  (#129)            12/20/00     OPERATING     PMCHK00000034   $13,836.33
100012344             SANVIL005       SANTIAGO VILLA  (#124)            12/20/00     OPERATING     PMCHK00000034   $14,980.76
100012345             SC0WAR000       SC WARNER TEMPE, INC.             12/20/00     OPERATING     PMCHK00000034   $12,342.11
100012346             SDMFAM000       SDM FAMILY CORP                   12/20/00     OPERATING     PMCHK00000034   $13,794.27
100012347             SUNPRE000       SUNRISE PRESCHOOL VI INVESTME     12/20/00     OPERATING     PMCHK00000034   $18,624.11
100012348             THEYOU000       THE YOUNG ONES CENTER             12/20/00     OPERATING     PMCHK00000034    $6,525.16
100012349             WELFAR002       WELLS FARGO BANK                  12/20/00     OPERATING     PMCHK00000034   $18,541.69
100012350             WILPRE000       WILLIS PRESCHOOL VI               12/20/00     OPERATING     PMCHK00000034   $13,002.84
100012351             HODCAR000       CARRIE HODGE                      12/20/00     OPERATING     PMCHK00000035      $347.31
100012352             US0BAN000       US BANK NATIONAL ASSOCIAT-401K    12/20/00     OPERATING     PMCHK00000036    $2,702.70
100012353             US0FOO000       US FOODSERVICE                    12/21/00     OPERATING     PMCHK00000037   $17,342.74
100012354             US0FOO000       US FOODSERVICE                    12/27/00     OPERATING     PMCHK00000038    $7,223.55
100012355             EMPWAN000       EMPLOYEES WANTED MAGAZINE         12/27/00     OPERATING     PMCHK00000038      $220.50
100012356             GILBER000       BERNITA GILLIAM                   12/27/00     OPERATING     PMCHK00000038      $413.62
100012357             VEL000000       VELA,DANA                         12/27/00     OPERATING     PMCHK00000038      $280.91
REMIT000000000000003  PIECOU000       PIERCE COUNTY ESCROW              12/21/00                   PMCHK00000037        $0.00
                                                                                                                  -----------
Total Checks: 177                                                                    Total Amount of Checks:      $553,061.41
                                                                                                                  ===========